UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 9, 2007
XO HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-30900 (Commission File Number)	54-1983517 (I.R.S. Employer Identification No.)

13865 Sunrise Valley Drive Herndon, Virginia (Address of Principal Executive Offices)	20171 (Zip Code)
Registrant’s telephone number including area code: 703-547-2000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On November 9, 2007, XO Holdings, Inc. (the “Company”) issued a press release announcing the Company’s Third Quarter 2007 financial results. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.
Pursuant to the rules and regulations of the Securities and Exchange Commission (the “Commission”), the information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed filed with or incorporated by reference into any filing with the Commission.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit 99.1	Press Release issued by XO Holdings, Inc., dated November 9, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XO HOLDINGS, INC.
By:	/s/ Gregory Freiberg
	Name:	Gregory Freiberg
	Title:	Senior Vice President and Chief Financial Officer

Date: November 9, 2007

Exhibit Index

Exhibit No	Description

Exhibit 99.1	Press Release issued by XO Holdings, Inc., dated November 9, 2007.